Second-Quarter 2019 Results July 25, 2019 A Premier Industrial Company Altra Motion Second-Quarter 2019 Results July 25, 2019 Exhibit 99.2

Q2 2019 Conference Call Details Live Webcast July 25, 2019 10:00 AM ET Dial-In Number 866-209-9085 Domestic 647-689-5687 International Webcast at www.altramotion.com Replay Through August 8th (800) 585-8367 Domestic (416) 621-4642 International Conference ID: 4918987 Webcast Replay at www.altramotion.com Q2 2019 Conference Call Details Live Webcast July 25, 2019 10:00 AM ET Dial-In Number 866-209-9085 Domestic 647-689-5687 International Webcast at www.altramotion.com Replay Through August 8th (800) 585-8367 Domestic (416) 621-4642 International Conference ID: 4918987 Webcast Replay at www.altramotion.com Altra Motion 2

Safe Harbor Statement Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” our expectations regarding exceeding anticipated synergy targets, our expectations regarding achieving strategic supply chain initiatives, our expectations regarding the weakness in the global industrial economy continuing in the foreseeable future and anticipations regarding the length and scope of such downturn, as well as our belief that we are taking the necessary actions to manage near-term dynamics, our expectations regarding our tax rate, our expectations regarding delevering our business and our ability to continue delevering our business, including by generating strong free cash flow, our expectations regarding our margin improvement by the end of 2020, changes in how we calculate certain non-GAAP measures, and the Company’s revised guidance for full year 2019. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing the Notes and the Altra Credit Facilities, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg, Stromag, and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the proposed transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) the risk associated with the UK vote to leave the European Union, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, and (36) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” our expectations regarding exceeding anticipated synergy targets, our expectations regarding achieving strategic supply chain initiatives, our expectations regarding the weakness in the global industrial economy continuing in the foreseeable future and anticipations regarding the length and scope of such downturn, as well as our belief that we are taking the necessary actions to manage near-term dynamics, our expectations regarding our tax rate, our expectations regarding delevering our business and our ability to continue delevering our business, including by generating strong free cash flow, our expectations regarding our margin improvement by the end of 2020, changes in how we calculate certain non-GAAP measures, and the Company’s revised guidance for full year 2019. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing the Notes and the Altra Credit Facilities, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg, Stromag, and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the proposed transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) the risk associated with the UK vote to leave the European Union, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, and (36) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Altra Motion 3

Agenda and Speakers Executive Overview Market Review Strategic Highlights Q2 Financial Review & 2019 Guidance Strategic Priorities Q&A Carl Christenson Chairman & Chief Executive Officer Christian Storch Vice President & Chief Financial Officer Agenda and Speakers 1. Executive Overview 2. Market Review 3. Strategic Highlights 4. Q2 Financial Review & 2019 Guidance 5. Strategic Priorities 6 Q&A Carl Christenson Chairman & Chief Executive Officer Christian Storch Vice President & Chief Financial Officer Altra Motion 4

Q2 Executive Overview 97% increase in net sales to $466.5 million. Sales were down 2.7% on a pro forma basis due to weaker industrial conditions in China & Europe and select North American end markets. Earnings of $0.45 per diluted share, versus $0.65 per diluted share, in Q2 2018. Non-GAAP Earnings of $0.71 per diluted share versus $0.78 per diluted share, in Q2 2018. * Expect top-line stabilization over the remainder of 2019. Q2 sales reflect benefits of A&S combination, partially offset by mixed market conditions 36% Q2 ‘19 GAAP Gross Margin 17% Q2 ‘19 Non-GAAP Operating Margin* 21% Q2 ‘19 Non-GAAP adjusted EBITDA Margin* *See appendix for discussion and reconciliation of non-GAAP measures Q2 Executive Overview Q2 sales reflect benefits of A&S combination, partially offset by mixed market conditions • 97% increase in net sales to $466.5 million. • Sales were down 2.7% on a pro forma basis due to weaker industrial conditions in China & Europe and select North American end markets. • Earnings of $0.45 per diluted share, versus $0.65 per diluted share, in Q2 2018. Non-GAAP Earnings of $0.71 per diluted share versus $0.78 per diluted share, in Q2 2018. * • Expect top-line stabilization over the remainder of 2019. 36% Q2 ‘19 GAAP Gross Margin 17% Q2 ‘19 Non-GAAP Operating Margin* 21% Q2 ‘19 Non-GAAP adjusted EBITDA Margin* *See appendix for discussion and reconciliation of non-GAAP measures Altra Motion 5

Q2 2019 Key End-Market Drivers Transportation sales down meaningfully Factory Automation & Specialty Machinery down; demand recovery delayed Metals down single digits due to slowing in automotive Distribution sales down due to tough comps and market softness Turf & garden down single digits; Ag down double digits Energy market up low double digits on strong Renewables, partially offset by decline in Oil & Gas Medical Equipment Market strong momentum, up low double digits Mining up high single digits on aftermarket and moderate capex spending Defense up significantly on broad-based demand Q2 2019 Key End-Market Drivers • Transportation sales down meaningfully • Factory Automation & Specialty Machinery down; demand recovery delayed • Metals down single digits due to slowing in automotive • Distribution sales down due to tough comps and market softness • Turf & garden down single digits; Ag down double digits • Energy market up low double digits on strong Renewables, partially offset by decline in Oil & Gas • Medical Equipment Market strong momentum, up low double digits • Mining up high single digits on aftermarket and moderate capex spending Defense up significantly on broad-based demand Altra Motion 6

Q2 2019 Strategic Highlights Focus on cash management yielded $47M Free Cash Flow in Q2 * Advanced goal of de-levering balance sheet Paid down $35 million of debt in Q2 Key strategic A&S integration activities on schedule Strong momentum with sales team collaboration Facility closures/consolidations on track Strategic supply chain initiative exceeding expectations Integrating ABS best practices across the organization On track to achieve target debt paydown and exceed $10m to $12m of synergies in 2019 Strong momentum advancing our strategic priorities *See appendix for discussion and reconciliation of non-GAAP measures Q2 2019 Strategic Highlights Strong momentum advancing our strategic priorities • Focus on cash management yielded $47M Free Cash Flow in Q2 * • Advanced goal of de-levering balance sheet • Paid down $35 million of debt in Q2 • Key strategic A&S integration activities on schedule • Strong momentum with sales team collaboration • Facility closures/consolidations on track • Strategic supply chain initiative exceeding expectations • Integrating ABS best practices across the organization On track to achieve target debt paydown and exceed $10m to $12m of synergies in 2019 *See appendix for discussion and reconciliation of non-GAAP measures Altra Motion 7

Q2 2019 Financial Highlights YOY Q2 2019 Q2 2018** Sales 97% $466.5 $237.3 Organic Growth * (2.7%) FX (260 bps) GAAP Diluted EPS 31% $0.45 $0.65 Non-GAAP Diluted EPS* 9% $0.71 $0.78 Non-GAAP Income from Operations * 390 bps 16.9% 13.0% GAAP Gross Profit 280 bps 35.8% 33.0% Non-GAAP Adjusted EBITDA Margin* 380 bps 20.5% 16.7% *See appendix for discussion and reconciliation of non-GAAP measures **2018 Q2 results do not include A&S business Q2 2019 Financial Highlights YOY Q2 2019 Q2 2018** Sales 97% $466.5 $237.3 Organic Growth * (2.7%) FX (260 bps) GAAP Diluted EPS 31% $0.45 $0.65 Non-GAAP Diluted EPS* 9% $0.71 $0.78 Non-GAAP Income from Operations * 390 bps 16.9% 13.0% GAAP Gross Profit 280 bps 35.8% 33.0% Non-GAAP Adjusted EBITDA Margin* 380 bps 20.5% 16.7% *See appendix for discussion and reconciliation of non-GAAP measures **2018 Q2 results do not include A&S business Altra Motion 8

Balance Sheet Highlights Paid down $50 million of debt YTD Returned $22 million to shareholders YTD via dividend No share re-purchases in 1H 2019 Paying down debt and de-levering balance sheet are top priorities *See appendix for discussion and reconciliation of non-GAAP measures Balance Sheet Highlights Paying down debt and de-levering balance sheet are top priorities Balance Sheet Highlights (amounts in Millions) Cash $153.6 $169.0 $1,685.7 $1,734.0 $1,532.1 44.8% $1,565.0 45.9% Total Debt* Net Debt Q2 2019 Q4 2018 Shareholder’s Equity Shareholder’s Equity Plan Debt, less Cash Shares Outstanding $1,884.4 55.2% $1,848.2 54.1% $3,416.5 100.0% $3,413.2 100.0% 64.3 64.2 Paid down $50 million of debt YTD Returned $22 million to shareholders YTD via dividend No share re-purchases in 1H 2019 *See appendix for discussion and reconciliation of non-GAAP measures Altra Motion 9

Revising 2019 Guidance CURRENT PRIOR Sales $1,850 to $1,880 million $1,920 to $1,950 million GAAP Diluted EPS $1.81 to $1.95 $2.10 to $2.18 Non-GAAP Diluted EPS* $2.81 to $2.97 $3.02 to $3.18 Non-GAAP Adjusted EBITDA* $385 to $400 million $415 to $430 million Capital Expenditures $50 to $55 million $60 to $65 million Depreciation and Amortization $128 to $135 million $130 to $140 million Tax Rate (before discrete items) 23.5% to 25.0% 24.0% to 25.8% *See appendix for discussion and reconciliation of non-GAAP measures Revising 2019 Guidance CURRENT PRIOR Sales $1,850 to $1,880 million $1,920 to $1,950 million GAAP Diluted EPS $1.81 to $1.95 $2.10 to $2.18 Non-GAAP Diluted EPS* $2.81 to $2.97 $3.02 to $3.18 Non-GAAP Adjusted EBITDA* $385 to $400 million $415 to $430 million Capital Expenditures $50 to $55 million $60 to $65 million Depreciation and Amortization $128 to $135 million $130 to $140 million Tax Rate (before discrete items) 23.5% to 25.0% 24.0% to 25.8% *See appendix for discussion and reconciliation of non-GAAP measures Altra Motion 10

Strategic Priorities to Drive Shareholder Value Capitalize on the Opportunity to Drive Substantial Value Creation Execute on the A&S integration; deliver $52 million synergies De-lever and strengthen the balance sheet through strong free cash flow generation Deliver on 425 basis point improvement in Non-GAAP Adjusted EBITDA margin by the end of 2022 Strategic Priorities to Drive Shareholder Value • Execute on the A&S integration; deliver $52 million synergies • De-lever and strengthen the balance sheet through strong free cash flow generation • Deliver on 425 basis point improvement in Non-GAAP Adjusted EBITDA margin by the end of 2022Capitalize on the Opportunity to Drive Substantial Value Creation Altra Motion 11

*Discussion of Non-GAAP Measures The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release.   Organic Sales Organic sales in this release excludes the impact of foreign currency translation.    Non-GAAP Net Income, Non-GAAP income from operations, Non-GAAP Diluted earnings per share, Non-GAAP operating income margin, and Non-GAAP Net Income and Non-GAAP Diluted EPS Guidance Non-GAAP net income, non-GAAP income from operations, non-GAAP diluted earnings per share, and non-GAAP net income and non-GAAP diluted earnings per share guidance exclude acquisition related amortization, acquisition related costs, acquisition related stock compensation costs, restructuring costs and other income or charges that management does not consider to be directly related to the Company’s core operating performance, such as supplier warranty settlement, loss on partial settlement of pension plans and the tax impact of such adjustments. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP operating income margin is calculated by dividing Non-GAAP income from operations by GAAP Net Sales.   Non-GAAP adjusted EBITDA and Non-GAAP adjusted EBITDA guidance Adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, supplier warranty settlement and other income or charges that management does not consider to be directly related to the Company’s core operating performance, such as asset impairment and other, net, and loss on partial settlement of pension plans.   Non-GAAP Free cash flow Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities.   Non-GAAP operating working capital Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories.   Net Debt Net debt is calculated by subtracting cash from total debt. *Discussion of Non-GAAP Measures The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release. Organic Sales Organic sales in this release excludes the impact of foreign currency translation. Non-GAAP Net Income, Non-GAAP income from operations, Non-GAAP Diluted earnings per share, Non-GAAP operating income margin, and Non-GAAP Net Income and Non-GAAP Diluted EPS Guidance Non-GAAP net income, non-GAAP income from operations, non-GAAP diluted earnings per share, and non-GAAP net income and non-GAAP diluted earnings per share guidance exclude acquisition related amortization, acquisition related costs, acquisition related stock compensation costs, restructuring costs and other income or charges that management does not consider to be directly related to the Company’s core operating performance, such as supplier warranty settlement, loss on partial settlement of pension plans and the tax impact of such adjustments. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP operating income margin is calculated by dividing Non-GAAP income from operations by GAAP Net Sales. Non-GAAP adjusted EBITDA and Non-GAAP adjusted EBITDA guidance Adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, supplier warranty settlement and other income or charges that management does not consider to be directly related to the Company’s core operating performance, such as asset impairment and other, net, and loss on partial settlement of pension plans. Non-GAAP Free cash flow Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Net Debt Net debt is calculated by subtracting cash from total debt. Altra Motion 12

Appendix Non-GAAP Measures *  Non-GAAP Net home (amounts in millions) Q2 2019 Q2 2018 Net income $29.0 $19.0 Restructuring costs 3.2 06 Supplier warranty settlement – (2.0) Acquisition related stock compensation expense 0.8 – Acquisition related expenses 02 1.8 Acquisition related amortization expense 17.6 2.4 Tax Impact of above adjustments (5.2) 0.8 Non-GAAP net income* 45.6 22.6 Non-GAAP diluted earnings per share* $ 0.71 (1) $ 0.78 (2) (1) Tax impact is calculated by multiplying the estimated effective tax rate, 23.9% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate for the period of 24.5% by restructuring costs and acquisition related amortization expense. Acquisition related expenses in the quarter are not tax deductible, therefore the tax impact has been eliminated. The supplier warranty settlement in come is not taxable in the local jurisdiction; therefore, no taxi impact has been assumed. Non-GAAP Income from operations (amounts in millions) Q2 2019 Q 2018 Income from operations $ 57.1 $ 28.0 Restructuring costs 3.2 0.6 Supplier warranty settlement – (2.0) Acquisition related stock compensation expense 0.8 – Acquisition related amortization expense 17.6 2.4 Acquisition related expense 0.2 1.8 Non-GAAP income from operations* $ 78.9 $ 30.8 Free Cash Flow (amounts in millions) Q2 2019 Q2 2018 Operating Cash Flow $56.8 $25.4 Less Capex (10.1) (7.9) Free Cash Flow $46.7 $17.5 Non-GAAP Operating Working Capital (amounts in millions) Q2 2019 Q2 2018 Accounts Receivable $269.6 $146.4 Inventories 237.5 149.6 Accounts Payable (156.5) (62.9) Operating Working Capital $350.6 $233.1 NET Debt (amounts in millions) As of June 30, 2019 Total Debt $1,685.7 Cash ($153.6) Net Debt $1,532.1 Altra Motion 13

Appendix
Non-GAAP Measures *

Non-GAAP Income from operatings by Segment
(amounts in millions)

	Quarter ended June 30, 2019			
	Power Transmission Technologies	Automation and Specialty	Corporate	Total
Income from operations	$ 30.1	$ 30.4	$ (3.4)	$ 57.1
Restructuring costs	1.8	1.4	-	3.2
Acquisition related stock compensation expense	-	-	0.8	0.8
Acquisition related expenses	-	-	0.2	0.2
Acquisition related amortization expense	2.3	15.3	-	17.6
Non-GAAP income from operations *	$ 34.2	$ 47.1	$ (2.4)	$ 78.9
Income from operations as a percent of Segment net sales	*14.6%*	*20.2%*		*16.9%*

*Reconciliation of 2019 Non-GAAP Net Income Guidance and Diluted EPS Guidance
(Amounts in millions except per share information)

	Fiscal Year 2019	Fiscal Year 2019 Diluted earnings per share
Net Income per Share Diluted	$116.8 - $125.8	$1.81 - $1.95
Restructuring and consolidation costs	12.0	
Acquisition related stock compensation expense	3.1	
Acquisition amortization expense	70.0	
Tax impact of above adjustments**	(21.5) - (20.2)	
Non-GAAP Net Income	$181.2 - $191.5	$2.81 - $2.97

** Tax impact is calculated by multiplying the effective tax rate for the period of 23.5%-25.0% by the above items.

Reconciliation of GAAP to Non-GAAP Operating Margin
(amounts in millions)

	Quarter ended June 30, 2019		
	GAAP Operating Income	Adjustments	Non-GAAP Operating Income
Net sales	$ 466.5	$ -	$ 466.5
Cost of sales	299.5	-	299.5
Gross Profit	167.0	-	167.0
Operating expenses			
Selling, general and administrative expenses	92.0	18.6	73.4
Research and development expenses	14.7	-	14.7
Restructuring costs	3.2	3.2	-
Income from operations	$ 57.1	$ 21.8	$ 78.9
GAAP and non-GAAP Income from operations as a percent of net sales	*12.2%*		*16.9%*

*Reconciliation of 2019 Non-GAAP Adjusted EBITDA Guidance
(Amounts in millions)

	Fiscal Year 2019
Net Income	$116.8 - $125.8
Interest Expense	76.0 - 75.0
Tax Expense	39.5 - 39.0
Depreciation Expense	57.7 - 65.0
Amortization Expense	70.0
Stock Based Compensation	13.0 - 13.2
Restructuring and consolidation costs	12.0
Non-GAAP Adjusted EBITDA	$385.0 - $400.0

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Appendix
Non-GAAP Adjusted EBITDA Reconciliation *

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	LTM
Net Income	$12.3	($4.9)	$35.2	29.0	$71.6
Asset Impairment and Other, Net	0.2	(0.2)	1.3	(0.3)	1.0
Taxes	5.8	(0.6)	10.3	9.1	24.6
Interest Expense, net	2.0	22.7	19.8	18.6	63.1
Depreciation Expense	6.9	14.1	14.3	14.6	49.9
Amortization Expense	2.4	17.9	17.8	17.6	55.7
Loss on write off of deferred financing costs	-	1.2	-	-	1.2
Acquisition related expenses	4.6	24.3	0.5	0.2	29.6
Stock Compensation Expense	1.1	4.3	3.5	3.5	12.4
Amortization of fair value of inventory	-	14.2	-	-	14.2
Restructuring costs	0.6	2.3	2.3	3.2	8.4
Non-GAAP Adjusted EBITDA	$35.9	$95.3	$105.0	$95.5	$331.7
Estimated A&S Non-GAAP Adjusted EBITDA *					$58.8
Proforma Combined Non-GAAP Adjusted EBITDA					$390.5

* Based upon management's estimate of A&S's financial results for the third quarter of 2018. A&S's actual historical results have not yet been subject to an audit and cannot be verified at this point in time. Moreover, the non-GAAP adjusted EBITDA of A&S for the third quarter of 2018 cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management. Nonetheless, management believes that an estimate of A&S's Non-GAAP adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any.

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